Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes
Income Taxes

Note 12—Income Taxes

The domestic and foreign source component of income (loss) before taxes is as follows:

	Three months ended March 31, 2013	Three months ended March 31, 2012
Total US	$(5,810)	$(2,951)
Total Foreign	7,440	3,356
Total	$1,630	$405

The provisions for income taxes for the three months ended March 31, 2013 and 2012 relate primarily to the foreign source component of income (loss) before tax. Our operations in countries outside the United States are generally taxed at lower statutory rates and also benefit from tax holidays.

We file income tax returns in the U.S. federal jurisdiction and various state and foreign tax jurisdictions. We operate in a number of international tax jurisdictions and are subject to audits of income tax returns by tax authorities in those jurisdictions. We have open audit periods beginning after 2004 through the current period in various jurisdictions and are currently under audit in India, Canada, Italy, and Philippines.

Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), limits the amount of US tax attributes (Net operating loss carry forwards and tax credits) that can be utilized annually to offset future taxable income based on certain 3-year cumulative increases in the ownership interests of stockholders who are 5% stockholders under the Code. The Company has determined that an ownership change occurred under these federal income tax provisions on April 27, 2012. However, the Company does not expect to generate U.S. taxable income in excess of the accumulated limitation in 2013.

The Italy Revenue Agency Enactment No. 140973 provides a refund claim in the event of non-deduction of employee and quasi-employee costs.  This refund claim applied to tax years 2007 through 2011.  We recorded a benefit of $1,008 related to this refund in the three months ended March 31, 2013.

As of March 31, 2013 and December 31, 2012, the liability for unrecognized tax benefits (including interest and penalties) was $11,328 and $11,222, respectively, and was recorded within other long term liabilities in our consolidated financial statements. Included in these amounts is $1,599 for both the three months ended March 31, 2013 and for the year ended December 31, 2012 of un-benefitted tax losses, which would be realized if the related uncertain tax positions were settled. As of January 1, 2013, we had reserved $2,633 for accrued interest and penalties, which increased to $2,849 as of March 31, 2013. We recognize accrued interest and penalties associated with uncertain tax positions as part of the income tax provision. The total amount of net unrealized tax benefits that would affect income tax expense, if ever recognized in our consolidated financial statements, is $9,729. This amount includes interest and penalties of $2,849. We estimate that within the next 12 months, our unrecognized tax benefits, and interest and penalties, could decrease as a result of settlements with taxing authorities or the expiration of the statute of limitations by $4,922.

Note 15—Income Taxes

        The domestic and foreign source component of income (loss) before tax is as follows:

	December 31,
	2012	2011	2010
Total US	$(28,647)	$(37,669)	$(68,897)
Total Foreign	20,967	20,125	25,814

Total	$(7,680)	$(17,544)	$(43,083)

        The components of the income tax expense (benefit) are as follows:

	December 31,
	2012	2011	2010
Current:
Federal	$(42)	$(1,742)	$214
State	147	(37)	326
Foreign	4,795	6,532	6,083

Total Current	$4,900	$4,753	$6,623
Deferred:
Federal	$344	$301	$1,141
State	(98)	24	308
Foreign	121	1,015	2,320

Total Deferred	$367	$1,340	$3,769

Total	$5,267	$6,093	$10,392

        A reconciliation of the provision for income taxes with amounts determined by applying the statutory US Federal rate is as follows:

	December 31,
	2012	2011	2010
Federal tax rate	$(2,688)	$(6,141)	$(15,079)
State and local income taxes, net of federal income tax benefits	(695)	(1,474)	(494)
Foreign income taxed at different rate to US	(483)	(8,698)	(6,226)
Change in valuation allowance	9,891	17,800	22,369
Adjustment to deferreds	(4,131)	(2,784)	1,653
Non deductible expenses related to foreign tax holiday	4,593	10,034	5,469
Credits and tax holidays	(6,378)	(1,227)	(312)
Reserve for uncertain tax positions	1,307	(1,897)	1,009
Permanent items	1,410	(1,214)	626
Foreign inclusions	2,192	1,337	1,161
Other differences	249	357	216

Provision for income taxes	$5,267	$6,093	$10,392

        Deferred income taxes consist of the following:

	December 31, 2012	December 31, 2011
Deferred tax assets:
Accruals, allowances, and reserves	$8,810	$10,391
Tax credits	11,387	5,752
Loss carry forwards	21,386	25,266
Tangibles/Intangibles	8,902	7,416
Payables/Receivables	29,737	25,964
Market leases	590	717
Other	237	162

	81,049	75,668
Valuation allowance	(68,205)	(58,314)

Total deferred tax assets	12,844	17,354
Deferred tax liabilities:
Intangible assets	16,494	20,655

Total deferred tax liabilities	16,494	20,655

Net deferred tax assets (liabilities)	$(3,650)	$(3,301)

        At December 31, 2012 and 2011, we had $41,547 and $53,696, respectively, of U.S. federal net operating losses, which will expire between 2024 and 2031. At December 31, 2012 and 2011, we had $33,447 and $28,902, respectively, of state net operating losses, which will expire between 2013 and 2031. At December 31, 2012 and 2011, the foreign operating loss carry forwards includes $14,878 and $14,983, respectively, with no expiration date, and $7,190 and $6,906, respectively, of foreign-generated net operating losses, which will expire over various periods through 2021. The net operating losses are evaluated for each foreign jurisdiction and a full valuation allowance established where we believe that it is more likely than not based on available evidence that the asset will not be realized.

        At December 31, 2012, we had $10,064 of credits available for carry forward which will expire between 2013 and 2032, and $1,323 of credits with no expiration date.

        We had recorded a valuation allowance of $68,205 and $58,314 at December 31, 2012 and 2011, respectively, against net operating losses and deferred tax assets for which realization of any future benefit is uncertain due to taxable income limitations.

        We file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. We operate in a number of international tax jurisdictions and are subject to audits of income tax returns by tax authorities in those jurisdictions. We have open audit periods beginning after 2002 through the current period in various jurisdictions and are currently under audit in India, Canada, Philippines and Italy.

        Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), limits the amount of US tax attributes (Net operating loss carry forwards and tax credits) that can be utilized annually to offset future taxable income based on certain 3-year cumulative increases in the ownership interests of stockholders who are 5% stockholders under the Code. The Company has determined that an ownership change occurred under these federal income tax provisions on April 27, 2012 in connection with the Merger. However, the Company does not expect to generate U.S. taxable income in excess of the annual limitation in 2012.

        On January 2, 2013, President Obama signed into law the American Taxpayer Relief Act of 2012 (often referred to as the "Fiscal Cliff Legislation"). The legislation reinstates retroactively to January 1, 2012 various tax provisions that had expired. Under ASC 740-10-45-15, the effects of changes in tax rates and laws on deferred tax balances are recognized in the period the new legislation is enacted. As this tax legislation was enacted in January 2013, these financial statements do not consider the effects of the legislation. Had this legislation been enacted in 2012, it would have resulted in an additional $8.9 million of net operating loss, approximately $0.5 million of additional tax credits, and $0.5 million of additional state net operating loss in the United States being reflected in these financial statements.

        We have been granted various tax holidays in foreign jurisdictions. These tax holidays are given as an incentive to attract foreign investment and under agreements relating to such tax holidays we receive certain exemptions from taxation on income from export related activities. The income tax benefit from foreign tax holidays was $984, $629 and $416 for the years ended December 31, 2012, 2011 and 2010, respectively. Certain of the tax holidays are set to expire between 2013 and 2031.

        We currently benefit from income tax holiday incentives in the Philippines pursuant to the registrations with the Philippine Economic Zone Authority, or PEZA, of our various projects and operations. Under such PEZA registrations, the income tax holiday of our various PEZA-registered projects in the Philippines expire at staggered dates through 2016. However, if there is an opportunity to renew or extend the holiday every attempt will be made to do so. In the event we are not able to renew, the expiration of these tax holidays will increase our effective income tax rate.

        As of December 31, 2012, approximately $70,856 of earnings held by our foreign subsidiaries are designated as indefinitely reinvested outside the U.S. If required for our operations in the U.S., most of the cash held abroad could be repatriated to the U.S. but, under current law, would be subject to U.S. federal income taxes (subject to an adjustment for foreign tax credits). Currently, we do not anticipate a need to repatriate these funds to our U.S. operations.

        Reconciliation of the beginning and ending total amounts of unrecognized tax benefits (exclusive of interest and penalties) is as follows:

Beginning balance January 1, 2012	$6,326
Additions to tax positions related to the current year	1,586
Additions for tax positions related to the prior year	—
Reductions for tax positions related to prior year	(506)
Lapse of statute of limitations	(416)

Ending balance December 31, 2012	$6,990

        As of December 31, 2012 and 2011, the liability for unrecognized tax benefits (including interest and penalties) was $11,222 and $10,349, respectively, and was recorded within other long term liabilities in our consolidated financial statements. Included in these amounts is approximately $1,599 for both of the years ended December 31, 2012 and 2011 of un-benefitted tax losses, which would be realized if the related uncertain tax positions were settled. As of January 1, 2012, we had reserved $2,423 for accrued interest and penalties, which increased to $2,633 as of December 31, 2012. We recognize accrued interest and penalties associated with uncertain tax positions as part of the income tax provision. The total amount of net unrealizable tax benefits that would affect the income tax expense, if ever recognized in our consolidated financial statements is $9,623. This amount includes interest and penalties of $2,633. We estimate that within the next 12 months, our unrecognized tax benefits, and interest and penalties, could decrease as a result of settlements with taxing authorities or the expiration of the statute of limitations by $5,054.